                                                              EXHIBIT 25-E-3
                                                              --------------


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM T-1
                                  --------

                          STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939
                OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
              OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)_______

                    -------------------------------------

                     THE FIRST NATIONAL BANK OF CHICAGO
             (Exact name of trustee as specified in its charter)

   A National Banking Association                           36-0899825
                                                       (I.R.S. employer
                                                    identification number)

One First National Plaza, Chicago, Illinois                    60670-0126
     (Address of principal executive offices)                  (Zip Code)

                     The First National Bank of Chicago
                    One First National Plaza, Suite 0286
                       Chicago, Illinois   60670-0286
           Attn:  Lynn A. Goldstein, Law Department (312) 732-6919
          (Name, address and telephone number of agent for service)

                     -----------------------------------

                            PACIFIC TELESIS GROUP
             (Exact name of obligor as specified in its charter)

      Nevada                                                94-2919931
   (State or other jurisdiction of                     (I.R.S. employer
   incorporation or organization)                   identification number)

     130 Kearny Street
     San Francisco, California                                 94108
   (Address of principal executive offices)                 (Zip Code)


        Guarantee of Pacific Telesis Group of Preferred Securities of
                        Pacific Telesis Financing III
                       (Title of Indenture Securities)

Item 1. GENERAL INFORMATION. Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of Currency, Washington, D.C.,
                  Federal Deposit Insurance Corporation, Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

          (b)  Whether it is authorized to exercise corporate trust powers.

          The trustee is authorized to exercise corporate trust powers.








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

Item 2. AFFILIATIONS WITH THE OBLIGOR. If the obligor is an affiliate of the trustee, describe each such affiliation.

          No such affiliation exists with the trustee.

Item 16.  LIST OF EXHIBITS.    List  below all exhibits  filed as a part  of
          this Statement of Eligibility.

          1. A copy of the articles of association of the trustee now in effect.*

          2.   A copy of the certificates of authority of the  trustee     to
               commence business.*

          3. A copy of the authorization of the trustee to exercise corporate trust powers.*

          4.   A copy of the existing by-laws of the trustee.*

          5.   Not Applicable.

          6. The consent of the trustee required by Section 321(b) of the Act.

          7.   A  copy  of the  latest report  of  condition of  the trustee
               published  pursuant  to  law   or  the  requirements  of  its
               supervising or examining authority.

          8.   Not Applicable.

          9.   Not Applicable.


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 16th day of October, 1995

          The First National Bank of Chicago, Trustee,

          By      /s/ R. D. Manella

                    R. D. Manella
                    Vice President

* Exhibit 1,2,3 and 4 are herein incorporated by reference to Exhibits bearing identical numbers in Item 12 of the Form T-1 of The First National Bank of Chicago, filed as Exhibit 26 to the Registration Statement on Form S-3 of The CIT Group Holdings, Inc., filed with the Securities and Exchange Commission on February 16, 1993 (Registration No. 33-58418).





















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

                                  EXHIBIT 6



                     THE CONSENT OF THE TRUSTEE REQUIRED
                        BY SECTION 321(b) OF THE ACT



                                           October 16, 1995




Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In connection with the qualification of an indenture between Pacific Telesis Group and The First National Bank of Chicago, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                                      Very truly yours,

                                      The First National Bank of Chicago

                                      By:  /s/ R. D. Manella

                                           R. D. Manella
                                           Vice President








































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




                                                                                                                       EXHIBIT 7

Legal Title of Bank:  The First National Bank of Chicago                                                    Call Date:  06/30/95
Address:  One First National Plaza, Suite 460                                                          ST-BK:  17-1630-FFIEC 031
City, State, Zip:  Chicago, IL  60670-0460                                                                             Page RC-1
FDIC Certificate No.:    0/3/6/1/8
                         =========

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for June 30, 1995

All schedules are to be reported in thousands of dollars.  Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

Schedule RC--Balance Sheet
                                                                      Dollar Amounts                     C400
                                                                       in Thousands        RCFD     BILL MIL THOU    <-
                                                                      --------------       ----     -------------   ----
ASSETS
1.  Cash and balances due from depository institutions (from
    Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin(1)...                            0081         3,184,875   1.a.
    b. Interest-bearing balances(2)............................                            0071         8,932,069   1.b.
2.  Securities
    a. Held-to-maturity securities(from Schedule RC-B,
      column A.................................................                            1754           249,502   2.a.
    b. Available-for-sale securities (from Schedule RC-B,
      column D)................................................                            1773           536,856   2.b.
3.  Federal funds sold and securities purchased under agreements to  resell in domestic offices of the bank and its Edge and
    Agreement subsidiaries, and in IBFs:
    a. Federal Funds sold.......................................                           0276         2,897,736   3.a.
    b. Securities purchased under agreements to resell..........                           0277         1,417,129...3.b.




                                                                 4














Legal Title of Bank:  The First National Bank of Chicago                                                    Call Date:  06/30/95
Address:  One First National Plaza, Suite 460                                                          ST-BK:  17-1630-FFIEC 031
City, State, Zip:  Chicago, IL  60670-0460                                                                             Page RC-1
FDIC Certificate No.:    0/3/6/1/8
                         =========

Schedule RC--Continued
                                                                         Dollar Amounts                 C400
                                                                          in Thousands     RCFD     BILL MIL THOU    <-
                                                                        --------------     ----     -------------   ----
4.   Loans and lease financing receivables:
     a. Loans and leases, net of unearned income
     (from Schedule RC-C)..................................        RCFD 2122 16,567,408                             4.a.
     b. LESS: Allowance for loan and lease losses..........        RCFD 3123    358,877                             4.b.
     c. LESS: Allocated transfer risk reserve..............        RCFD 3128          0                             4.c.
     d. Loans and leases, net of unearned income, allowance,
     and reserve (item 4.a minus 4.b and 4.c)..............                                2125        16,208,531   4.d.
5.   Assets held in trading accounts.......................                                3545        13,486,931     5.
6.   Premises and fixed assets (including capitalized
     leases)...............................................                                2145           516,279     6.
7.   Other real estate owned (from Schedule RC-M)..........                                2150            11,216     7.
8.   Investments in unconsolidated subsidiaries and
     associated companies (from Schedule RC-M).............                                2130            12,946     8.
9.   Customers' liability to this bank on acceptances
     outstanding...........................................                                2155           501,943     9.
10.  Intangible assets (from Schedule RC-M)................                                2143           111,683    10.
11.  Other assets (from Schedule RC-F).....................                                2160         1,258,270    11.
12.  Total assets (sum of items 1 through 11)..............                                2170        49,325,966    12.







                                                                 5












Legal Title of Bank:  The First National Bank of Chicago                                                    Call Date:  06/30/95
Address:  One First National Plaza, Suite 460                                                          ST-BK:  17-1630-FFIEC 031
City, State, Zip:  Chicago, IL  60670-0460                                                                             Page RC-1
FDIC Certificate No.:    0/3/6/1/8
                         =========

Schedule RC--Continued

                                                                     Dollar Amounts                 C400
                                                                      in Thousands     RCFD     BILL MIL THOU       <-
                                                                     -------------- ---------   -------------     ------
13.Deposits:
  a. In domestic offices (sum of totals of columns A and C from
     Schedule RC-E, part 1).......................................                  RCON 2200      14,889,235      13.a.
     (1) Noninterest-bearing(1)...................................                  RCON 6631       5,895,584   13.a.(1)
     (2) Interest-bearing.........................................                  RCON 6636       8,993,651   13.a.(2)
  b. In foreign offices, Edge and Agreement subsidiaries, and IBFs
     (from Schedule RC-E, part II)................................                  RCFN 2200      13,289,760      13.b.
     (1) Noninterest bearing......................................                  RCFN 6631         315,549   13.b.(1)
     (2) Interest-bearing.........................................                  RCFN 6636      12,974,211   13.b.(2)

(1)  Includes cash items in process of collection and unposted debits
(2)  Includes time certificates of deposit not held in trading accounts













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





Legal Title of Bank:  The First National Bank of Chicago                                                    Call Date:  06/30/95
Address:  One First National Plaza, Suite 460                                                          ST-BK:  17-1630-FFIEC 031
City, State, Zip:  Chicago, IL  60670-0460                                                                             Page RC-1
FDIC Certificate No.:    0/3/6/1/8
                         =========

Schedule RC--Continued
                                                                       Dollar Amounts                 C400
                                                                        in Thousands        RCFD  BILL MIL THOU     <-
                                                                       --------------  ---------  -------------   ------
LIABILITIES
14.  Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its
     Edge and Agreement subsidiaries, and in IBFs:
     a. Federal funds purchased..................................                      RCFD 0278      2,942,186    14.a.
     b. Securities sold under agreements to repurchase...........                      RCFD 0279      1,160,512    14.b.
15.  a. Demand notes issued to the U.S. Treasury.................                      RCON 2840        112,768    15.a.
     b. Trading Liabilities......................................                      RCFD 3548      7,872,221    15.b.
16.  Other borrowed money:
     a. With original maturity of one year or less...............                      RCFD 2332      2,402,829    16.a.
     b. With original maturity of more than one year.............                      RCFD 2333        643,987    16.b.















                                                                 7













Legal Title of Bank:  The First National Bank of Chicago                                                    Call Date:  06/30/95
Address:  One First National Plaza, Suite 460                                                          ST-BK:  17-1630-FFIEC 031
City, State, Zip:  Chicago, IL  60670-0460                                                                             Page RC-1
FDIC Certificate No.:    0/3/6/1/8
                         =========

Schedule RC--Continued
                                                                       Dollar Amounts                 C400
                                                                        in Thousands        RCFD  BILL MIL THOU     <-
                                                                       --------------  ---------  -------------   ------
EQUITY CAPITAL
17.  Mortgage indebtedness and obligations under capitalized
     leases......................................................                      RCFD 2910       278,108     17.
18.  Bank's liability on acceptance executed and outstanding.....                      RCFD 2920       501,943     18.
19.  Subordinated notes and debentures...........................                      RCFD 3200     1,225,000     19.
20.  Other liabilities (from Schedule RC-G) .....................                      RCFD 2930       981,938     20.
21.  Total liabilities (sum of items 13 through 20)..............                      RCFD 2948    46,300,487     21.
22.  Limited-Life preferred stock and related surplus............                      RCFD 3282             0     22.
23.  Perpetual preferred stock and related surplus..............                       RCFD 3838             0     23.
24.  Common stock...............................................                       RCFD 3230       200,858     24.
25.  Surplus (exclude all surplus related to preferred stock)...                       RCFD 3839     2,314,642     25.
26.  a. Undivided profits and capital reserves..................                       RCFD 3632       510,093     26.a.
     b. Net unrealized holding gains (losses) on
        available-for-sale securities...........................                       RCFD 8434          (880)    26.b.












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




Legal Title of Bank:  The First National Bank of Chicago                                                    Call Date:  06/30/95
Address:  One First National Plaza, Suite 460                                                          ST-BK:  17-1630-FFIEC 031
City, State, Zip:  Chicago, IL  60670-0460                                                                             Page RC-1
FDIC Certificate No.:    0/3/6/1/8
                         =========

Schedule RC--Continued
                                                                       Dollar Amounts                 C400
                                                                        in Thousands        RCFD  BILL MIL THOU     <-
                                                                       --------------  ---------  -------------   ------
27.  Cumulative foreign currency translation adjustments........                       RCFD 3284   ........766     27.
28.  Total equity capital (sum of items 23 through 27)..........                       RCFD 3210     3,025,479     28.
29.  Total liabilities, limited-life preferred stock, and equity
     capital (sum of items 21, 22, and 28)......................                       RCFD 3300    49,325,966     29.

Memorandum
To be reported only with the March Report of Condition.
1.   Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank
     by independent external                                                              Number
     auditors as of any date during 1993 ..................................................  RCFD 6724 N/A          M.1.















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




Legal Title of Bank:  The First National Bank of Chicago                                                    Call Date:  06/30/95
Address:  One First National Plaza, Suite 460                                                          ST-BK:  17-1630-FFIEC 031
City, State, Zip:  Chicago, IL  60670-0460                                                                             Page RC-1
FDIC Certificate No.:    0/3/6/1/8
                         =========

Schedule RC--Continued

1  =  Independent audit of the bank conducted                    4  =  Directors' examination of the bank
      in accordance with generallly accepted                           performed by other external auditors
      auditing standards by a certified public                         (may be required by state chartering
      accounting firm which submits a report                           authority).
      on the bank.
2  =  Independent audit of the bank's parent                     5  =  Review of the bank's financial
      holding company conducted in accordance                          statements by external auditors.
      with generally accepted auditing standards                 6  =  Compilation of the bank's financial
      by a certified public accounting firm which                      statements by external auditors.
      submits a report on the consolidated holding               7  =  Other audit procedures (excluding
      company (but not on the bank separately).                        tax preparation work)
3  =  Director's examination of the bank conducted               8  =  No external audit work.
      in accordanced with generally accepted
      auditing standards by a certified public
      accounting firm (may be required by state
      chartering authority).
_________________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.










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